© 2 0 1 7 B e h rin g e r 3917-1 March 29, 2017 Behringer Harvard Opportunity REIT II, Inc. 2016 Year End Update Exhibit 99.1 Lakes of Margate, Margate, FL

© 2017 Behringer Dial-In and Replay Information To listen to today’s call: Dial: 877-913-1008 Conference ID: 5877401 For a replay of today’s call: Dial: 888-203-1112 Conference ID: 5877401

© 2017 Behringer Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

© 2017 Behringer Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: • market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; • the availability of cash flow from operating activities for special distributions, if any; • conflicts of interest arising out of our relationships with our advisor and its affiliates; • our ability to retain our executive officers and other key individuals who provide advisory and property management services to us; • The successful transition of advisory services to our new advisor; • our level of debt and the terms and limitations imposed on us by our debt agreements; • the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; • our ability to make accretive investments in a diversified portfolio of assets; • future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; • our ability to secure leases at favorable rental rates; • our ability to sell our assets at a price and on a timeline consistent with our investment objectives; • impairment charges • unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and • factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission.

© 2017 Behringer Agenda • Notable Events • Financial Review • Portfolio Updates • Strategy Review • Questions River Club and Townhomes at River Club, Athens, GA

© 2017 Behringer Notable Events – 2016 to Present • Paid a $1.50 per share special cash distribution in January 2016 • Sold Lakewood Flats Apartments for contract price of $68.8 million • Netted $32 million of cash to the Company • Simple annual average return of 23% (property-level) • Established new estimated per-share value (ESV) of $7.80, an increase of $0.11 compared with previous adjusted ESV Arbors Harbor Town, Memphis, TN

© 2017 Behringer Notable Events – 2016 to Present (cont.) • Lightstone is the new external advisor and property manager, effective February 10, 2017 • Terms of the advisory and property management agreements are substantially similar to those with previous advisor and property manager • Lightstone is one of the largest private residential and commercial real estate owners and operators in the United States and an active sponsor and advisor of public, non-traded REITs • Lightstone directly or indirectly advises or has equity interest in a diversified portfolio of over 120 properties containing approximately 10,000 multifamily units, 1.5 million square feet of industrial space, 31 hotels and 4.6 million square feet of retail space • Alan Liu, Senior Vice President and Head of Alternative Investments at Lightstone, joined the board of directors on February 10, 2017

© 2017 Behringer Financial Review Selected Financial Data Cash Position (Dollars in thousands, except per share amounts) December 31, December 31, 2016 2015 Change $67,111 $76,815 ($9,704) 2016 2015 Change % Change Rental Revenue 27,630$ 32,556$ (4,926)$ (15.1%) Property Operating Expenses 9,496$ 11,503$ (2,007)$ (17.4%) Same Store Rental Revenue 23,498$ 22,172$ 1,326$ 6.0% Same Store Property Operating Expenses 8,389$ 8,325$ 64$ 0.8% Hotel Revenue 18,501$ 17,694$ 807$ 4.6% Hotel Operating Expenses 13,608$ 12,498$ 1,110$ 8.9% Twelve Months Ended December 31, 2016 2015 Change $0.13 $0.11 $0.02 Twelve Months Ended December 31, Funds From Operations* *For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on March 29, 2017

© 2017 Behringer Financial Review (cont.) Portfolio Debt (Dollars in thousands) Interest Maturity Description 12/31/16 Rate Date Courtyard - Kauai 38,000$ 30-day LIBOR +0.95%(1) 05/09/17 Gardens Medical Pavilion 12,899 4.90% 01/01/18 River Club and the Townhomes at River Club 23,917 5.26% 05/01/18 Parkside(2) 10,100 5.00% 06/01/18 Arbors Harbor Town 24,653 3.99% 01/01/19 Lakes of Margate 14,243 5.49% and 5.92% 01/01/20 22 Exchange 19,307 3.93% 05/05/23 143,119$ (1) 30-day LIBOR w as 0.77% at December 31, 2016. (2) Includes $0.2 million of unamortized premium related to debt assumption. • Total Debt/Total Assets at December 31, 2016 was 52.9% (including unamortized premium and deferred financing fees.) • The weighted average interest rate at December 31, 2016 was 3.9%. • The weighted average remaining loan term at December 31, 2016 was 2 years. Balance as of

© 2017 Behringer Behringer Harvard Opportunity REIT II Portfolio River Club 22 Exchange Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing Arbors Harbor Town Parkside Apartments Lakes of Margate

© 2017 Behringer  Arbors Harbor Town, Memphis, Tennessee • 94% occupied at the end of February • Average effective in-place rent is $1.30/sf, up over 10% versus year ago • Latest new leases are at approx. $1.30/sf  Lakes of Margate, Margate, Florida • 95% occupied at the end of February • Average effective in-place rent is $1.61/sf, up 4.3% versus year ago • Latest new leases are at approx. $1.64/sf  Parkside Apartments, Sugar Land, Texas • 93% occupied at the end of February • Average effective in-place rent is $1.22/sf • Latest new leases are at approx. $1.29/sf Portfolio Update

© 2017 Behringer Portfolio Update (cont.) Courtyard Kauai, Hawaii (full year 2016) • Revenues: +4.6% YOY • Occupancy: Increased 1.7 pct. pts., to 84.0% • RevPAR: +2.3% YOY • ADR: Flat YOY • NOI: -7.0% YOY River Club Apartments and Townhomes, University of Georgia • Nearly100% occupied for 2016-17 school year • 35% preleased for 2017-18 school year, among leaders in local market  22 Exchange, University of Akron • 89% occupied for 2016-17 school year • 26% preleased for 2017-18, comparable to same time last year • Strong competition in local market • Continuing to seek new tenants for remaining retail space

© 2017 Behringer Portfolio Update (cont.)  Gardens Medical Pavilion, Palm Beach Gardens, Florida • 72% occupied • Negotiating with several prospective tenants

© 2017 Behringer Operating Strategy 1875 Lawrence, Denver, CO • Lightstone, as the new external advisor and property manager, is currently conducting a full review of the operating strategy of the Company in order to maximize shareholder value: • Manage assets to create value for shareholders • Maintain a strong balance sheet, which provides flexibility to execute our strategy • Continue to identify the appropriate time to sell portfolio assets • Execute investment strategies in order to enhance shareholder value

© 2017 Behringer Playback Information • Presentation and playback will be available at behringerinvestments.com under “Prior Programs Resources” • A dial-in playback will be available at 888-203-1112; use conference ID 5877401 • Playbacks will be available until April 30, 2017.